UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 14, 2008 (March 10, 2008)

(Date of Earliest Event Reported)

CYBERSOURCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26477	77-0472961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1295 Charleston Road Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 965-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2008, at a regularly scheduled meeting, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of CyberSource Corporation (the “Company”) approved the following increases in the annual salaries of the following executive officers, to be effective as of April 1, 2008:

Name	Position	Increase in Annual Salary	Annual Salary Following Increase
William S. McKiernan	Chairman of the Board and Chief Executive Officer	$40,000	$385,000
Steven D. Pellizzer	Chief Financial Officer and Senior Vice President, Finance	$15,000	$290,000
Scott Cruickshank	President and Chief Operating Officer	$10,000	$325,000
Robert J. Ford	Chief Technology Officer and Executive Vice President, Product Development	$5,000	$285,000
Michael A. Walsh	Senior Vice President Worldwide Sales	$40,000	$267,000

On March 10, 2008, the Committee also approved the CyberSource Corporation 2008 Bonus Plan, which provides for bonuses for all eligible employees, including the executive officers, based on the Company’s achievement of certain annual financial targets. Upon the Company’s achievement of its internal, full year net income target set forth in the 2008 financial plan, adopted and approved by the Board, as may be amended from time to time at the sole discretion of the Company (the “Plan”), all eligible employees, including the executive officers, will receive a target bonus amount. For each non-executive employee, the target bonus amount is calculated as a certain percentage of his or her salary. For each eligible non-executive officer, the target bonus amount is fixed. For each eligible executive officer, the target bonus amount is as set forth in the table below. For every dollar of over-achievement of net income by the Company in 2008 against the Plan, $0.50 will be placed into a bonus pool which is allocated to the non-executive officers and executive officers based on, for eligible non-executive officers, a certain maximum amount, and, for eligible executive officers, the maximum dollar amounts set forth in the table below:

Name	Position	Bonus Amount for Achieving Net Income Target of Plan		Maximum Incremental Bonus Amount for Over- achievement	Total Maximum Bonus for 2008
William S. McKiernan	Chairman of the Board and Chief Executive Officer	$100,000		$285,000	$385,000
Steven D. Pellizzer	Chief Financial Officer and Senior Vice President, Finance	$75,000		$60,000	$135,000
Scott Cruickshank	President and Chief Operating Officer	$85,000		$105,000	$190,000
Robert J. Ford	Chief Technology Officer and Executive Vice President, Product Development	$75,000		$45,000	$120,000
Michael A. Walsh	Senior Vice President Worldwide Sales	$25,000	*	$25,000	$50,000

*	Mr. Walsh may also earn up to an additional $100,000 in the form of commissions based on attaining and exceeding certain sales targets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERSOURCE CORPORATION

By:	/s/ Steven D. Pellizzer
Steven D. Pellizzer
Chief Financial Officer and Senior Vice President of Finance

Date: March 14, 2008